FINANCIAL INSTRUMENTS	9 Months Ended
Sep. 30, 2023
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS

14. FINANCIAL INSTRUMENTS

The Company thoroughly examines the various financial instrument risks to which it is exposed and assesses the impact and likelihood of those risks. These risks may include interest rate risk, credit risk, liquidity risk, market risk and currency risk. The carrying value of cash and trade payables and accrued liabilities approximate their fair value due to their short-term nature. The fair value of the Promissory Note, Term Loan, vehicle financing and lease liability are equal to their carrying values as all these amounts carry a fix interest rate. The fair value of the DSUs is the closing price of the Company’s common shares at the end of each reporting period. Fair value measurements of financial instruments are required to be classified using a fair value hierarchy that reflects the significance of inputs in making the measurements. The levels of the fair value hierarchy are defined as follows:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3 – Inputs for the asset or liability that are not based on observable market data.

On September 30, 2023 and December 31, 2022, the fair value of cash and DSUs is based on Level 1 measurements.

Notes to the Unaudited Condensed Interim Consolidated Financial Statements

For the three and nine months ended September 30, 2023

(Expressed in Canadian dollars)